VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated February 28, 2014

The following is added to the section entitled “Fund summary – Who manages the Fund? – Investment manager” and after the last paragraph in the section entitled “Who manages the Fund – Investment manager”:

Delaware Investments has signed an agreement with its Focus Growth Equity Team, the Fund’s current portfolio management team, to establish a new joint venture called Jackson Square Partners. Delaware Management Company has obtained Board approval to appoint Jackson Square Partners as the sub-advisor to the Fund and to authorize a proxy solicitation to obtain the requisite prior shareholder approval. If the new sub-advisory arrangements are not approved by shareholders, Delaware Management Company will pursue an alternative recommendation and the Fund’s Board of Trustees will determine an appropriate course of action.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2014.